EXHIBIT INDEX

Exhibit A: Attachment to item 77o:
           Transactions effected pursuant to Rule 10f-3
-------------------------------------------------------

Exhibit A:

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  February 26, 2002
Underwriter Purchased From:   Credit Suisse First Boston Corp.
Name of Issuer/Issue: Integrated Defense Technologies, Inc./Common Stock Principal Amount of Offering: 7,000,000 Shares
Price/Spread: $22.00 / $1.54
Amount Purchased by the Fund:  660 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.  x     The purchase for the Fund was made prior to the end of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.     x     The underwriting was a firm commitment underwriting.
4.     x    The commission, spread or profit received or to be received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.     x    Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.    x     The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.     x     If securities were purchased from a syndicate manager, the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:  Stratigos Fund, L.L.C.    .
Name: Greg Jakubowsky
Date:    February 27, 2002
Title:   Director



SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  March 20, 2002
Underwriter Purchased From:   Credit Suisse First Boston Corp.
Name of Issuer/Issue:  Alcon Inc./Common Stock
Principal Amount of Offering: 69,750,000 Shares
Price/Spread: $33.00 / $1.2705
Amount Purchased by the Fund: 2,210 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.     x     The purchase for the Fund was made prior to the end of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.     x     The underwriting was a firm commitment underwriting.
4.     x    The commission, spread or profit received or to be received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.       x    Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.     x     The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.     x     If securities were purchased from a syndicate manager, the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.



Fund Name:   Stratigos Fund, L.L.C.
Name: Greg Jakubowsky
Date:   March 21, 2002
Title:   Director



SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  May 16, 2002
Underwriter Purchased From:  Bear, Stearns and Co.
Name of Issuer/Issue:  Aeropostale, Inc.
Principal Amount of Offering: 12,500,000 Shares
Price/Spread: $18.00 / $1.26
Amount Purchased by the Fund:  200 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.     x     The purchase for the Fund was made prior to the end of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.     x     The underwriting was a firm commitment underwriting.
4.     x    The commission, spread or profit received or to be received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.       x    Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.     x     The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.     x     If securities were purchased from a syndicate manager, the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:   Stratigos Fund, L.L.C.       .
Name: Greg Jakubowsky
Date:    July 22, 2002
Title:   Director




SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  May 22, 2002
Underwriter Purchased From:  Credit Suisse First Boston
Name of Issuer/Issue:  Eon Labs
Principal Amount of Offering: 9,800,000 Shares
Price/Spread: $15.00 / $1.05
Amount Purchased by the Fund:  510 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.     x     The purchase for the Fund was made prior to the end of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.     x     The underwriting was a firm commitment underwriting.
4.     x    The commission, spread or profit received or to be received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.       x    Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.     x     The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x    If securities were purchased from a syndicate manager, the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:   Stratigos Fund L.L.C.          .
Name: Greg Jakubowsky
Date:    July 22, 2002
Title:   Director




SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  June 12, 2002
Underwriter Purchased From:  Credit Suisse First Boston
Name of Issuer/Issue:  Pacer International
Principal Amount of Offering: 14,000,000 Shares
Price/Spread: $15.00 / $1.05
Amount Purchased by the Fund:  1,500 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x   The purchase for the Fund was made prior to the end of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x   The underwriting was a firm commitment underwriting.
4.       x   The commission, spread or profit received or to be received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.       x Except for Eligible Municipal Securities, the issuer has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6. x The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x The securities were not purchased directly or indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x    If securities were purchased from a syndicate manager, the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.


Fund Name:  Stratigos Fund, L.L.C.                   .
Name: Greg Jakubowsky
Date:    July 22, 2002
Title:   Director




SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: June 5, 2002
Underwriter Purchased From: Credit Suisse First Boston
Name of Issuer/Issue: Veridian Corp
Principal Amount of Offering: 13,500,000 Shares
Price/Spread: $16.00/$1.12
Amount Purchased by the Fund: 1,000 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1. ___X___Securities are (i) part of an issue registered under the Securities Act of 1933 that is being offered to the public, (ii)
Eligible Municipal Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.  ___X___The purchase for the Fund was made prior to the end of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.  ___X___The underwriting was a firm commitment underwriting.
4.  ___X___The commission, spread or profit received or to be received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.  ___X___	Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.  ___X___	The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X___	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X___	If securities were purchased from a syndicate manager, the
purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.
FUND NAME:  Stratigos Fund, L.L.C.

Name

Signature	Date: July 22, 2002
__________________________________________
Title



  	Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the Exchange Act, that have received an investment grade rating from at least one NRSRO;
provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.